                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-1512

                        Oppenheimer Capital Income Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
              (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                      Date of reporting period: 11/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                             Shares           Value
                                                         -------------   ---------------
COMMON STOCKS--29.3%
CONSUMER DISCRETIONARY--2.9%
AUTO COMPONENTS--0.2%
Lear Corp.(1)                                                   44,000   $     3,861,880
HOTELS, RESTAURANTS & LEISURE--0.3%
Brinker International, Inc.                                    257,000         5,253,080
LEISURE EQUIPMENT & PRODUCTS--0.2%
Mattel, Inc.(1)                                                115,000         2,971,600
MEDIA--1.2%
Cablevision Systems Corp. New York Group, Cl. A                119,000         3,768,730
Cinemark Holdings, Inc.                                        578,000        10,143,900
Time Warner Cable, Inc.                                         87,500         5,384,750
                                                                         ---------------
                                                                              19,297,380
                                                                         ---------------
MULTILINE RETAIL--0.8%
Target Corp.                                                   249,700        14,217,918
SPECIALTY RETAIL--0.2%
O'Reilly Automotive, Inc.(1)                                    50,855         3,060,454
CONSUMER STAPLES--3.6%
BEVERAGES--1.2%
Coca-Cola Co. (The)                                            290,000        18,319,300
Molson Coors Brewing Co., Cl. B, Non-Vtg.                       50,000         2,382,500
                                                                         ---------------
                                                                              20,701,800
                                                                         ---------------
FOOD & STAPLES RETAILING--1.0%
Wal-Mart Stores, Inc.                                          131,000         7,085,790
Walgreen Co.                                                   250,000         8,712,500
                                                                         ---------------
                                                                              15,798,290
                                                                         ---------------
FOOD PRODUCTS--0.2%
B&G Foods, Inc., Cl. A                                         302,500         3,865,950
HOUSEHOLD PRODUCTS--0.2%
Church & Dwight Co., Inc.                                       56,550         3,689,888
TOBACCO--1.0%
Philip Morris International, Inc.                              282,000        16,042,980
ENERGY--2.8%
ENERGY EQUIPMENT & SERVICES--0.7%
Halliburton Co.                                                216,000         8,173,440
Schlumberger Ltd.                                               52,000         4,021,680
                                                                         ---------------
                                                                              12,195,120
                                                                         ---------------
OIL, GAS & CONSUMABLE FUELS--2.1%
Apache Corp.                                                    47,500         5,112,900
Chevron Corp.                                                   78,400         6,348,048
Enbridge Energy Management LLC(1)                                    1                 6
Exxon Mobil Corp.                                              211,800        14,732,808
Kinder Morgan Management LLC(1)                                      1                23
Royal Dutch Shell plc, B Shares                                194,510         5,772,672
Ultra Petroleum Corp.(1)                                        53,500         2,513,965
                                                                         ---------------
                                                                              34,480,422
                                                                         ---------------


                      1 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                             Shares           Value
                                                         -------------   ---------------
COMMON STOCKS CONTINUED
FINANCIALS--4.6%
CAPITAL MARKETS--0.4%
Bond Street Holdings LLC, Cl. A(1,2)                           375,000   $     7,687,500
COMMERCIAL BANKS--1.3%
Comerica, Inc.                                                 138,000         5,035,620
PNC Financial Services Group, Inc.                             192,000        10,339,200
U.S. Bancorp                                                   250,000         5,945,000
                                                                         ---------------
                                                                              21,319,820
                                                                         ---------------
DIVERSIFIED FINANCIAL SERVICES--0.2%
JPMorgan Chase & Co.                                            75,000         2,803,500
INSURANCE--1.8%
Aon Corp.                                                       57,000         2,286,840
CNO Financial Group, Inc.(1)                                 1,400,000         8,190,000
Everest Re Group Ltd.                                          125,350        10,465,472
MetLife, Inc.                                                  226,200         8,629,530
                                                                         ---------------
                                                                              29,571,842
                                                                         ---------------
REAL ESTATE INVESTMENT TRUSTS--0.9%
Apollo Commercial Real Estate Finance, Inc.                    300,000         4,926,000
General Growth Properties, Inc.                                 97,370         1,576,420
Public Storage                                                  25,000         2,415,000
Starwood Property Trust, Inc.                                  308,800         6,163,648
                                                                         ---------------
                                                                              15,081,068
                                                                         ---------------
HEALTH CARE--4.2%
BIOTECHNOLOGY--0.9%
Amgen, Inc.(1)                                                 110,000         5,795,900
Gilead Sciences, Inc.(1)                                       251,000         9,161,500
                                                                         ---------------
                                                                              14,957,400
                                                                         ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.2%
Zimmer Holdings, Inc.(1)                                        90,000         4,433,400
HEALTH CARE PROVIDERS & SERVICES--0.6%
UnitedHealth Group, Inc.                                       160,000         5,843,200
WellPoint, Inc.(1)                                              71,000         3,957,540
                                                                         ---------------
                                                                               9,800,740
                                                                         ---------------
PHARMACEUTICALS--2.5%
Merck & Co., Inc.                                              426,604        14,705,040
Mylan, Inc.(1)                                                 351,292         6,873,028
Pfizer, Inc.                                                   618,800        10,080,252
Teva Pharmaceutical Industries Ltd., Sponsored ADR             114,000         5,704,560
Valeant Pharmaceuticals International, Inc.                     63,000         1,629,810
Watson Pharmaceuticals, Inc.(1)                                 50,000         2,437,000
                                                                         ---------------
                                                                              41,429,690
                                                                         ---------------
INDUSTRIALS--2.6%
AEROSPACE & DEFENSE--0.3%
AerCap Holdings NV(1)                                          129,410         1,681,036
Lockheed Martin Corp.                                           34,000         2,313,360
                                                                         ---------------
                                                                               3,994,396
                                                                         ---------------


                      2 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                             Shares           Value
                                                         -------------   ---------------
COMMON STOCKS CONTINUED
COMMERCIAL SERVICES & SUPPLIES--0.2%
Republic Services, Inc.                                        110,000   $     3,095,400
ELECTRICAL EQUIPMENT--0.4%
Cooper Industries plc                                           46,500         2,534,250
General Cable Corp.(1)                                         126,200         4,138,098
                                                                         ---------------
                                                                               6,672,348
                                                                         ---------------
INDUSTRIAL CONGLOMERATES--0.4%
Tyco International Ltd.                                        191,000         7,236,990
MACHINERY--1.3%
Eaton Corp.                                                     45,000         4,338,000
Ingersoll-Rand plc                                             218,000         8,938,000
Navistar International Corp.(1)                                 34,000         1,740,120
WABCO Holdings, Inc.(1)                                        144,000         7,156,800
                                                                         ---------------
                                                                              22,172,920
                                                                         ---------------
INFORMATION TECHNOLOGY--4.4%
COMMUNICATIONS EQUIPMENT--0.9%
Ciena Corp.(1)                                                 178,000         2,696,700
Harris Corp.                                                   165,000         7,299,600
QUALCOMM, Inc.                                                  86,500         4,043,010
                                                                         ---------------
                                                                              14,039,310
                                                                         ---------------
COMPUTERS & PERIPHERALS--0.5%
Apple, Inc.(1)                                                  28,600         8,898,890
IT SERVICES--1.4%
Accenture plc, Cl. A                                           100,000         4,332,000
International Business Machines Corp.                          111,700        15,801,082
Visa, Inc., Cl. A                                               45,000         3,323,250
                                                                         ---------------
                                                                              23,456,332
                                                                         ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.3%
Intel Corp.                                                    240,000         5,068,800
SOFTWARE--1.3%
Microsoft Corp.                                                515,000        12,983,150
Oracle Corp.                                                   292,000         7,895,680
                                                                         ---------------
                                                                              20,878,830
                                                                         ---------------
MATERIALS--1.8%
CHEMICALS--1.5%
Celanese Corp., Series A                                       427,446        15,815,502
Potash Corp. of Saskatchewan, Inc.                              67,520         9,706,000
                                                                         ---------------
                                                                              25,521,502
                                                                         ---------------
METALS & MINING--0.3%
Allegheny Technologies, Inc.                                   100,000         5,170,000
TELECOMMUNICATION SERVICES--0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
AT&T, Inc.                                                     382,500        10,629,675
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Vodafone Group plc, Sponsored ADR                              160,000         4,009,600


                      3 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                             Shares           Value
                                                         -------------   ---------------
COMMON STOCKS CONTINUED
UTILITIES--1.5%
ELECTRIC UTILITIES--0.9%
Cleco Corp.                                                    298,000   $     9,038,340
Entergy Corp.                                                   79,000         5,627,960
                                                                         ---------------
                                                                              14,666,300
                                                                         ---------------
MULTI-UTILITIES--0.6%
CenterPoint Energy, Inc.                                       332,500         5,196,975
CMS Energy Corp.                                               285,000         5,121,450
                                                                         ---------------
                                                                              10,318,425
                                                                         ---------------
Total Common Stocks (Cost $415,102,888)                                      488,351,440
PREFERRED STOCKS--1.1%
Bank of America Corp., 7.25% Non-Cum. Cv.                        5,000         4,650,000
Dole Food Co., Inc., 7% Cv., Non-Vtg.(3)                        35,000           350,546
H.J. Heinz Finance Co., 8% Cum., Series B(3)                        40         4,298,750
PNC Financial Services Group, Inc., 9.875% Non-Cum.,
   Series F, Non-Vtg.(4)                                        75,000         2,083,500
Wells Fargo & Co., 7.50% Cv., Series L, Non-Vtg.                 7,000         6,909,000
                                                                         ---------------
Total Preferred Stocks (Cost $13,780,297)                                     18,291,796
                                                                         ---------------

                                                             Units
                                                         -------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Charter Communications, Inc., Cl. A Wts., Strike Price
   $46.86, Exp. 11/30/14(1) (Cost $192,089)                     38,418           182,486

                                                           Principal
                                                             Amount
                                                         -------------
MORTGAGE-BACKED OBLIGATIONS--29.9%
GOVERNMENT AGENCY--24.5%
FHLMC/FNMA/FHLB/SPONSORED--20.9%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19(5)                                         $   3,734,126         3,942,986
5%, 12/15/34                                                   316,222           336,159
6%, 5/15/18                                                  1,341,962         1,468,428
6.50%, 7/1/28-4/1/34                                           480,608           543,296
7%, 10/1/31                                                    587,060           677,702
8%, 4/1/16                                                     167,909           184,037
9%, 8/1/22-5/1/25                                               57,950            65,295
Federal Home Loan Mortgage Corp., Gtd. Real Estate
   Mtg. Investment Conduit Multiclass Pass-Through
   Certificates:
Series 2006-11, Cl. PS, 23.637%, 3/25/36(4)                    687,619           998,000
Series 2034, Cl. Z, 6.50%, 2/15/28                             296,991           337,176
Series 2043, Cl. ZP, 6.50%, 4/15/28                          1,156,241         1,204,857
Series 2053, Cl. Z, 6.50%, 4/15/28                             292,328           330,267
Series 2279, Cl. PK, 6.50%, 1/15/31                            558,244           615,076
Series 2326, Cl. ZP, 6.50%, 6/15/31                            274,861           316,445
Series 2426, Cl. BG, 6%, 3/15/17                             1,892,671         2,053,034
Series 2427, Cl. ZM, 6.50%, 3/15/32                          1,052,962         1,172,533
Series 2461, Cl. PZ, 6.50%, 6/15/32                          1,575,535         1,769,814
Series 2500, Cl. FD, 0.753%, 3/15/32(4)                        149,620           150,834


                      4 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 2526, Cl. FE, 0.653%, 6/15/29(4)                  $     193,674   $       194,886
Series 2538, Cl. F, 0.853%, 12/15/32(4)                      1,994,961         2,016,389
Series 2551, Cl. FD, 0.653%, 1/15/33(4)                        135,717           136,585
Series 2626, Cl. TB, 5%, 6/1/33                              2,454,960         2,706,289
Series 2638, Cl. KG, 4%, 11/1/27                             4,755,639         4,807,716
Series 2648, Cl. JE, 3%, 2/1/30                              1,354,714         1,362,726
Series 2663, Cl. BA, 4%, 8/1/16                              1,698,082         1,728,534
Series 2686, Cl. CD, 4.50%, 2/1/17                           2,527,167         2,576,459
Series 2907, Cl. GC, 5%, 6/1/27                                765,107           783,051
Series 2911, Cl. CU, 5%, 2/1/28                              2,048,187         2,092,049
Series 2929, Cl. PC, 5%, 1/1/28                                768,326           781,837
Series 2952, Cl. GJ, 4.50%, 12/1/28                            446,466           451,994
Series 3019, Cl. MD, 4.75%, 1/1/31                           2,170,013         2,236,202
Series 3025, Cl. SJ, 23.821%, 8/15/35(4)                       219,000           305,641
Series 3094, Cl. HS, 23.454%, 6/15/34(4)                       438,749           594,081
Series 3242, Cl. QA, 5.50%, 3/1/30                           1,044,461         1,074,060
Series 3291, Cl. NA, 5.50%, 10/1/27                            418,876           422,648
Series 3306, Cl. PA, 5.50%, 10/1/27                          1,550,045         1,568,887
Series R001, Cl. AE, 4.375%, 4/1/15                          1,018,353         1,036,859
Federal Home Loan Mortgage Corp., Interest-Only
   Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 11.548%, 4/1/27(6)                         436,382            79,939
Series 192, Cl. IO, 8.193%, 2/1/28(6)                          137,523            24,216
Series 2130, Cl. SC, 48.007%, 3/15/29(6)                       324,648            57,679
Series 243, Cl. 6, 1.026%, 12/15/32(6)                         534,670            95,892
Series 2527, Cl. SG, 0%, 2/15/32(6,7)                          443,731            17,330
Series 2531, Cl. ST, 26.313%, 2/15/30(6)                       666,829            37,078
Series 2639, Cl. SA, 6.584%, 7/15/22(6)                      2,464,093           215,250
Series 2796, Cl. SD, 64.662%, 7/15/26(6)                       494,277            86,119
Series 2802, Cl. AS, 90.895%, 4/15/33(6)                       625,999            60,225
Series 2815, Cl. PT, 10.561%, 11/15/32(6)                    7,731,743           865,088
Series 2920, Cl. S, 62.778%, 1/15/35(6)                      2,651,781           363,549
Series 2937, Cl. SY, 20.535%, 2/15/35(6)                    11,262,420         1,547,756
Series 3110, Cl. SL, 99.999%, 2/15/26(6)                       492,382            66,758
Federal Home Loan Mortgage Corp., Principal-Only
   Stripped Mtg.-Backed Security, Series 176, Cl. PO,
   4.455%, 6/1/26(8)                                           130,799           116,149
Federal National Mortgage Assn.:
3.50%, 12/1/25-12/1/40(9)                                   26,995,000        27,350,586
4%, 12/1/40(9)                                              32,405,000        32,916,383
4.50%, 12/1/25-12/1/40(9)                                   19,090,000        19,954,227
5%, 12/1/25-12/1/40(9)                                      52,096,000        55,272,254
5.50%, 1/25/33-4/1/39                                        6,836,258         7,359,244
5.50%, 12/1/25-12/1/40(9)                                   35,724,000        38,431,539
6%, 11/1/34-6/1/35                                          23,393,037        25,765,074
6%, 12/1/40(9)                                               6,990,000         7,607,091
6.50%, 5/25/17-11/25/31                                      3,728,967         4,128,253
6.50%, 12/1/40(9)                                            9,197,000        10,204,366


                       5 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
7%, 11/1/17-7/25/35                                      $     857,410   $       930,331
7.50%, 1/1/33-3/25/33                                        6,290,996         7,224,054
8.50%, 7/1/32                                                   15,246            17,543
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                           830,758           936,823
Trust 1998-61, Cl. PL, 6%, 11/25/28                            494,615           555,675
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                         707,216           791,935
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                       1,236,046         1,422,553
Trust 2003-130, Cl. CS, 13.593%, 12/25/33(4)                   773,572           886,490
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                        1,903,000         2,161,399
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                        3,553,000         3,997,160
Trust 2004-101, Cl. BG, 5%, 1/25/20                          3,658,000         3,921,135
Trust 2004-81, Cl. KC, 4.50%, 4/1/17                           939,898           957,054
Trust 2004-9, Cl. AB, 4%, 7/1/17                               910,127           933,426
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                      1,898,000         2,115,912
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                      7,504,312         8,468,289
Trust 2005-12, Cl. JC, 5%, 6/1/28                            1,956,639         2,011,370
Trust 2005-22, Cl. EC, 5%, 10/1/28                             754,094           775,815
Trust 2005-30, Cl. CU, 5%, 4/1/29                              776,458           802,050
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                        1,430,000         1,634,319
Trust 2005-69, Cl. LE, 5.50%, 11/1/33                        3,890,611         4,145,882
Trust 2006-46, Cl. SW, 23.27%, 6/25/36(4)                      555,155           777,888
Trust 2006-50, Cl. KS, 23.271%, 6/25/36(4)                   1,352,691         1,871,925
Trust 2006-50, Cl. SK, 23.271%, 6/25/36(4)                     138,426           195,754
Trust 2006-57, Cl. PA, 5.50%, 8/25/27                          413,300           417,881
Trust 2009-37, Cl. HA, 4%, 4/1/19                            4,595,122         4,871,213
Trust 2009-70, Cl. PA, 5%, 8/1/35                            5,047,801         5,385,841
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 71.288%, 3/17/31(6)                     368,921            65,590
Trust 2001-65, Cl. S, 43.329%, 11/25/31(6)                   1,210,446           230,700
Trust 2001-81, Cl. S, 37.417%, 1/25/32(6)                      286,157            55,910
Trust 2002-47, Cl. NS, 34.996%, 4/25/32(6)                     568,846           112,259
Trust 2002-51, Cl. S, 35.325%, 8/25/32(6)                      522,278            99,081
Trust 2002-52, Cl. SD, 39.398%, 9/25/32(6)                     631,223           120,128
Trust 2002-60, Cl. SM, 41.821%, 8/25/32(6)                   1,024,222           146,451
Trust 2002-7, Cl. SK, 42.041%, 1/25/32(6)                      319,367            51,965
Trust 2002-75, Cl. SA, 44.781%, 11/25/32(6)                  1,460,373           247,299
Trust 2002-77, Cl. BS, 36.553%, 12/18/32(6)                    632,413           107,168
Trust 2002-77, Cl. JS, 39.41%, 12/18/32(6)                   1,032,861           167,150
Trust 2002-77, Cl. SA, 34.351%, 12/18/32(6)                    973,851           162,335
Trust 2002-77, Cl. SH, 47.779%, 12/18/32(6)                    389,698            71,459
Trust 2002-89, Cl. S, 66.981%, 1/25/33(6)                    1,579,818           315,776
Trust 2002-9, Cl. MS, 36.053%, 3/25/32(6)                      356,894            60,526
Trust 2002-90, Cl. SN, 43.555%, 8/25/32(6)                     527,410            75,417
Trust 2002-90, Cl. SY, 47.149%, 9/25/32(6)                     229,664            34,832
Trust 2003-33, Cl. SP, 50.50%, 5/25/33(6)                    1,290,835           199,769


                       6 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2003-46, Cl. IH, 0%, 6/1/33(6, 7)                  $   2,734,870   $       371,145
Trust 2003-89, Cl. XS, 44.561%, 11/25/32(6)                  1,287,273            85,984
Trust 2004-54, Cl. DS, 47.696%, 11/25/30(6)                    591,225            79,104
Trust 2004-56, Cl. SE, 13.546%, 10/25/33(6)                  1,550,049           219,058
Trust 2005-19, Cl. SA, 64.64%, 3/25/35(6)                    7,063,861         1,012,960
Trust 2005-40, Cl. SA, 61.981%, 5/25/35(6)                   1,552,051           247,405
Trust 2005-6, Cl. SE, 82.426%, 2/25/35(6)                    2,246,658           349,879
Trust 2005-71, Cl. SA, 66.563%, 8/25/25(6)                   1,739,031           226,695
Trust 2005-93, Cl. SI, 12.171%, 10/25/35(6)                  2,254,490           317,813
Trust 2006-51, Cl. SA, 39.084%, 6/25/36(6)                  17,915,486         2,363,848
Trust 2008-67, Cl. KS, 29.93%, 8/25/34(6)                    6,008,518           462,721
Trust 222, Cl. 2, 18.146%, 6/1/23(6)                           957,710           176,955
Trust 252, Cl. 2, 32.111%, 11/1/23(6)                          777,783           156,513
Trust 303, Cl. IO, 26.188%, 11/1/29(6)                         283,603            70,311
Trust 308, Cl. 2, 21.056%, 9/1/30(6)                           719,874           154,336
Trust 320, Cl. 2, 7.401%, 4/1/32(6)                          2,984,743           837,415
Trust 321, Cl. 2, 0.513%, 4/1/32(6)                          2,615,293           666,801
Trust 331, Cl. 9, 14.752%, 2/1/33(6)                           787,482           150,851
Trust 334, Cl. 17, 16.357%, 2/1/33(6)                          470,730            88,559
Trust 338, Cl. 2, 1.763%, 7/1/33(6)                            576,327           102,349
Trust 339, Cl. 12, 0%, 7/1/33(6, 7)                          1,881,192           339,103
Trust 339, Cl. 7, 0%, 7/1/33(6, 7)                           2,698,872           456,601
Trust 343, Cl. 13, 0%, 9/1/33(6, 7)                          1,724,423           323,458
Trust 343, Cl. 18, 0%, 5/1/34(6, 7)                            567,058           102,004
Trust 345, Cl. 9, 0%, 1/1/34(6, 7)                           1,489,683           282,697
Trust 351, Cl. 10, 0%, 4/1/34(6, 7)                            677,470           118,780
Trust 351, Cl. 8, 0%, 4/1/34(6, 7)                           1,082,515           207,922
Trust 356, Cl. 10, 0%, 6/1/35(6, 7)                            906,977           150,279
Trust 356, Cl. 12, 0%, 2/1/35(6, 7)                            456,872            78,900
Trust 362, Cl. 13, 0%, 8/1/35(6, 7)                          1,462,247           261,813
Trust 364, Cl. 16, 0%, 9/1/35(6, 7)                          1,933,944           302,547
Trust 365, Cl. 16, 0%, 3/1/36(6, 7)                          5,058,891         1,013,686
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M,
5.029%, 9/25/23(8)                                             365,043           308,362
                                                                         ---------------
                                                                             348,285,263
                                                                         ---------------
GNMA/GUARANTEED--3.6%
Government National Mortgage Assn.:
4%, 12/1/40(9)                                              22,845,000        23,426,839
4.50%, 12/1/40(9)                                           33,230,000        34,912,269
8.50%, 8/1/17-12/15/17                                          81,928            91,772
Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 86.646%, 1/16/27(6)                    691,142           128,447
Series 2002-15, Cl. SM, 75.782%, 2/16/32(6)                    638,551           114,461


                       7 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
GNMA/GUARANTEED CONTINUED
Series 2002-41, Cl. GS, 64.918%, 6/16/32(6)              $     382,867   $        73,959
Series 2002-76, Cl. SY, 79.495%, 12/16/26(6)                 1,704,822           304,188
Series 2004-11, Cl. SM, 67.422%, 1/17/30(6)                    576,056           110,104
                                                                         ---------------
                                                                              59,162,039
                                                                         ---------------
NON-AGENCY--5.4%
COMMERCIAL--3.2%
Banc of America Commercial Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45                        2,330,000         2,352,379
Series 2007-1, Cl. A4, 5.451%, 1/1/17                        2,525,000         2,658,656
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49                      3,250,000         3,095,429
Citigroup Commercial Mortgage Trust 2008-C7,
Commercial Mtg. Pass-Through Certificates, Series
2008-C7, Cl. AM, 6.293%, 12/1/49(4)                          3,635,000         3,567,510
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial
Mortgage Trust, Commercial Mtg. Pass-Through
Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49                     440,000           452,720
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49                     1,375,000         1,417,010
Deutsche Mortgage & Asset Receiving, Commercial Mtg.
Pass-Through Certificates, Series 2010-C1, Cl. A1,
3.156%, 7/1/46(3)                                            2,030,000         2,065,758
Deutsche Mortgage & Asset Receiving, Commercial Mtg.
Pass-Through Certificates, Interest-Only Stripped Mtg.
Backed Security, Series 2010-C1, Cl. XPA, 4.852%,
9/1/20(2, 6)                                                16,200,000         1,518,750
First Horizon Alternative Mortgage Securities Trust
2007-FA2, Mtg. Pass-Through Certificates, Series
2007-FA2, Cl. 1A1, 5.50%, 4/25/37                               76,090            54,551
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39           254,292           256,206
GS Mortgage Securities Corp. II, Commercial Mtg.
Obligations, Series 2001-LIBA, Cl. B, 6.733%,
2/10/16(3)                                                   2,415,000         2,418,502
Impac CMB Trust Series 2005-4, Collateralized
Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.793%,
5/25/35(4)                                                   2,091,210         1,582,003
IndyMac INDX Mortgage Loan Trust 2005-AR23, Mtg.
Pass-Through Certificates, Series 2005-AR23, Cl. 6A1,
5.261%, 11/1/35(4)                                           2,659,667         2,112,841
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2010-C2, Cl. A2, 3.616%, 11/1/43(3)                   2,420,000         2,409,323
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13                   2,590,000         2,663,346
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49                       590,000           616,460
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                      520,000           541,399
JPMorgan Chase Commercial Mortgage Securities Trust
2006-LDP7, Commercial Mtg. Pass-Through Certificates,
Series 2006-LDP7, 6.062%, 4/1/45(4)                          3,695,000         3,759,019
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through
Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37           2,672,230         2,066,745


                       8 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
COMMERCIAL CONTINUED
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial
Mtg. Pass-Through Certificates, Series 2006-C1, Cl.
A2, 5.084%, 2/11/31                                      $   1,787,650   $     1,796,035
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial
Mtg. Pass-Through Certificates, Series 2006-C3, Cl.
AM, 5.712%, 3/11/39                                          1,670,000         1,662,867
Merrill Lynch Mortgage Investors Trust 2005-A5, Mtg.
Pass-Through Certificates, Series 2005-A5, Cl. A9,
2.752%, 6/1/35(4)                                            2,171,729         1,953,290
ML-CFC Commercial Mortgage Trust 2006-3, Commercial
Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM,
5.465%, 7/12/46                                              3,425,000         3,395,773
Wachovia Bank Commercial Mortgage Trust 2007-C33,
Commercial Mtg. Pass-Through Certificates, Series
2007-C33, Cl. A4, 6.10%, 2/1/51(4)                           1,800,000         1,886,919
Wachovia Bank Commercial Mortgage Trust 2007-C34,
Commercial Mtg. Pass-Through Certificates, Series
2007-C34, Cl. A3, 5.678%, 7/1/17                             1,835,000         1,913,582
Wachovia Bank Commercial Mortgage Trust, Commercial
Mtg. Pass-Through Certificates, Series 2006-C27, Cl.
AM, 5.795%, 7/15/45                                            540,000           537,809
WaMu Mortgage Pass-Through Certificates 2005-AR14
Trust, Mtg. Pass-Through Certificates, Series
2005-AR14, Cl. 1A4, 2.751%, 12/1/35(4)                       1,261,146         1,071,096
Wells Fargo Commercial Mortgage Trust 2010-C1,
Commercial Mtg. Pass-Through Certificates, Series
2010-C1, Cl. A1, 3.349%, 10/1/57(3)                          1,325,000         1,353,713
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust,
Mtg. Pass-Through Certificates, Series 2007-AR8, Cl.
A1, 6.149%, 11/1/37(4)                                       1,924,331         1,590,166
                                                                         ---------------
                                                                              52,769,857
                                                                         ---------------
MULTIFAMILY--0.5%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through
Certificates, Series 2005-10, Cl. A3, 2.871%,
10/1/35(4)                                                   6,030,000         5,173,619
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg.
Pass-Through Certificates, Series 2006-AR3, Cl. 1 A2A,
5.77%, 6/1/36(4)                                             1,800,705         1,647,980
GE Capital Commercial Mortgage Corp., Commercial Mtg.
Pass-Through Certificates, Series 2001-3, Cl. A2,
6.07%, 6/1/38                                                2,305,000         2,373,362
                                                                         ---------------
                                                                               9,194,961
                                                                         ---------------
OTHER--0.3%
Greenwich Capital Commercial Funding Corp./Commercial
Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through
Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39        5,315,000         5,568,482
RESIDENTIAL--1.4%
CHL Mortgage Pass-Through Trust 2006-6, Mtg.
Pass-Through Certificates, Series 2006-6, Cl. A3, 6%,
4/1/36                                                       2,039,352         1,872,037
Countrywide Alternative Loan Trust 2005-21CB, Mtg.
Pass-Through Certificates, Series 2005-21CB, Cl. A7,
5.50%, 6/1/35                                                2,454,936         2,138,355


                       9 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
RESIDENTIAL CONTINUED
Countrywide Alternative Loan Trust 2005-J10, Mtg.
Pass-Through Certificates, Series 2005-J10, Cl. 1A17,
5.50%, 10/1/35                                           $   7,774,227   $     6,826,491
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through
Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36            2,072,487         1,999,970
JPMorgan Alternative Loan Trust 2006-S4, Mtg.
Pass-Through Certificates, Series 2006-S4, Cl. A6,
5.71%, 12/1/36                                               1,445,404         1,327,240
Structured Adjustable Rate Mortgage Loan Trust, Mtg.
Pass-Through Certificates, Series 2004-5, Cl. 3 A1,
2.602%, 5/1/34(4)                                            3,696,815         3,571,602
WaMu Mortgage Pass-Through Certificates Series
2007-HY5 Trust, Mtg. Pass-Through Certificates, Series
2007-HY5, Cl. 3A1, 5.772%, 5/1/37(4)                         1,720,144         1,605,139
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg.
Asset-Backed Pass-Through Certificates, Series
2007-PA5, CL. 1A1, 6.25%, 11/1/37                            1,489,685         1,294,526
Wells Fargo Mortgage-Backed Securities 2004-R Trust,
Mtg. Pass-Through Certificates, Series 2004-R, Cl.
2A1, 2.872%, 9/1/34(4)                                       2,015,916         1,962,580
                                                                         ---------------
                                                                              22,597,940
                                                                         ---------------
Total Mortgage-Backed Obligations (Cost $483,704,367)                        497,578,542
                                                                         ---------------
ASSET-BACKED SECURITIES--8.0%
Airspeed Ltd., Airplane Receivables, Series 2007-1 A,
Cl. G1, 0.523%, 6/15/32(2,4)                                38,370,812        31,080,358
Ally Auto Receivables Trust 2010-2, Automobile
Receivables Nts., Series 2010-2, Cl. A2, 0.89%, 9/17/12      1,670,000         1,672,757
Ally Auto Receivables Trust 2010-4, Automobile
Receivables Nts., Series 2010-4, Cl. A3, 0.91%,
11/17/14                                                       465,000           462,568
Ally Master Owner Trust 2010-1, Asset-Backed
Certificates, Series 2010-1, Cl. A, 2.003%,
1/15/13(3,4)                                                 1,710,000         1,743,218
Ally Master Owner Trust 2010-3, Asset-Backed
Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/13(3)        1,390,000         1,427,429
AmeriCredit Automobile Receivables Trust 2009-1,
Automobile Receivables-Backed Nts., Series 2009-1, Cl.
A3, 3.04%, 10/15/13                                            510,000           519,985
AmeriCredit Automobile Receivables Trust 2010-4,
Automobile Receivables-Backed Nts., Series 2010-4, Cl.
D, 4.20%, 11/8/16                                              840,000           838,031
AmeriCredit Prime Automobile Receivables Trust 2010-1,
Automobile Receivables Nts., Series 2010-1, Cl. A2,
0.97%, 1/15/13                                                 540,308           540,474
AmeriCredit Prime Automobile Receivables Trust 2010-2,
Automobile Receivables Nts., Series 2010-2, Cl. A2,
1.22%, 10/8/13                                                 690,000           691,322
Argent Securities Trust 2004-W8, Asset-Backed
Pass-Through Certificates, Series 2004-W8, Cl. A2,
1.213%, 5/25/34(4)                                           2,123,397         1,885,333
Bank of America Auto Trust 2010-2, Automobile
Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12          1,070,000         1,071,846


                      10 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
ASSET-BACKED SECURITIES CONTINUED
Bayview Financial Mortgage Pass-Through Trust 2006-A,
Mtg. Pass-Through Certificates, Series 2006-A, Cl.
2A4, 0.555%, 2/28/41(4)                                  $   1,978,082   $     1,634,174
Blade Engine Securitization Ltd., Asset-Backed
Certificates, Series 2006-1A, Cl. B, 3.253%,
9/15/41(2,4)                                                12,879,764         9,659,823
Capital One Multi-Asset Execution Trust, Credit Card
Asset-Backed Certificates, Series 2008-A5, Cl. A5,
4.85%, 2/18/14                                               1,870,000         1,899,507
CarMax Auto Owner Trust 2010-3, Automobile
Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%,
2/17/15                                                      3,350,000         3,335,540
Centre Point Funding LLC, Asset-Backed Nts., Series
2010-1A, Cl. 1, 5.43%, 7/20/15(3)                              493,689           518,881
Chrysler Financial Lease Trust, Asset-Backed Nts.,
Series 2010-A, Cl. A2, 1.78%, 6/15/11(3)                     1,233,627         1,235,732
Citibank Credit Card Issuance Trust, Credit Card
Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15           430,000           453,292
Citibank Omni Master Trust, Credit Card Receivables,
Series 2009-A8, Cl. A8, 2.353%, 5/16/16(3,4)                 2,015,000         2,043,694
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13                          746,635           750,927
Series 2010-A, Cl. A2, 0.81%, 3/25/15                        2,110,000         2,111,495
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 0.993%, 2/25/33(4)                       33,827            30,740
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36(4)                    708,358           573,999
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36(4)                    407,031           328,538
CWABS Asset-Backed Certificates Trust 2005-4,
Asset-Backed Certificates, Series 2005-4, Cl. MF7,
5.733%, 10/1/35                                              5,850,000         1,327,380
CWABS Asset-Backed Certificates Trust 2006-10,
Asset-Backed Certificates:
Series 2006-10, Cl. MF4, 6.116%, 9/1/46(4)                   2,550,000           380,619
Series 2006-10, Cl. MF5, 6.116%, 9/1/46(4)                   2,465,000           331,168
CWABS Asset-Backed Certificates Trust 2007-4,
Asset-Backed Certificates, Series 2007-4, Cl. M2,
5.931%, 9/1/37                                               2,000,000           332,007
CWHEQ Home Equity Loan Trust, Home Equity Loan
Asset-Backed Certificates:
Series 2006-S2, Cl. A2, 5.627%, 7/1/27                          25,153            22,799
Series 2006-S5, Cl. A2, 5.681%, 6/1/35                      12,919,171         9,782,881
DaimlerChrysler Auto Trust 2007-A, Automobile
Receivable Nts., Series 2007-A, Cl. A4, 5.28%, 3/8/13        1,912,408         1,961,092
DT Auto Owner Trust, Automobile Receivable Nts.,
Series 2009-1, Cl. A1, 2.98%, 10/15/15(3)                    1,034,263         1,038,071
Ford Credit Auto Lease Trust, Automobile Receivable Nts.:
Series 2010-A, Cl. A, 1.04%, 3/15/13(3)                      1,041,691         1,042,934
Series 2010-B, Cl. A2, 0.75%, 10/15/12(2)                    1,730,000         1,727,607
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-E, Cl. A2, 0.80%, 3/15/12                        2,121,621         2,122,664
Series 2010-A, Cl. A4, 2.15%, 6/15/15                        2,425,000         2,488,972
Ford Credit Floorplan Master Owner Trust 2009-2,
Asset-Backed Nts., Series 2009-2, Cl. A, 1.803%,
9/15/12(4)                                                   1,700,000         1,726,803


                      11 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
ASSET-BACKED SECURITIES CONTINUED
Ford Credit Floorplan Master Owner Trust 2010-1,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.903%,
12/15/14(3, 4)                                           $   1,770,000   $     1,804,642
GE Capital Credit Card Master Note Trust, Asset-Backed
Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15                     870,000           904,252
GMACM Home Equity Loan Trust 2007-HE2, GMACM Home
Equity Loan-Backed Term Nts.:
Series 2007-HE2, Cl. A2, 6.054%, 12/1/37                    16,596,904         9,996,672
Series 2007-HE2, Cl. A4, 6.424%, 12/1/37(4)                 11,795,234         6,689,130
Harley-Davidson Motorcycle Trust 2006-3, Motorcycle
Contract-Backed Nts., Series 2006-3, Cl. A4, 5.22%,
6/15/13                                                        815,325           831,262
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle
Contract-Backed Nts., Series 2009-2, Cl. A2, 2%,
7/15/12                                                        447,180           447,501
Hertz Vehicle Financing LLC, Automobile Receivable
Nts., Series 2010-1A, Class A1, 2.60%, 2/15/14(3)            1,710,000         1,735,638
Home Equity Mortgage Trust 2005-HF1, Home Equity
Loan-Backed Nts.:
Series 2005-HF1, Cl. A2B, 0.603%, 2/25/36(4)                 1,592,278           942,781
Series 2005-HF1, Cl. A2B, 0.603%, 2/25/36(4)                 1,199,290           710,094
Honda Auto Receivables 2009-3 Owner Trust, Automobile
Asset-Backed Nts., Series 2009-3, Cl. A2, 1.50%,
8/15/11                                                         77,998            78,032
HSBC Home Equity Loan Trust 2005-3, Closed-End Home
Equity Loan Asset-Backed Certificates, Series 2005-3,
Cl. A1, 0.513%, 1/20/35(4)                                     610,635           586,226
MBNA Credit Card Master Note Trust, Credit Card
Receivables, Series 2003-C7, Cl. C7, 1.603%, 3/15/16(4)      1,800,000         1,774,514
Merrill Auto Trust Securitization 2007-1, Asset-Backed
Nts., Series 2007-1, Cl. A4, 0.313%, 12/15/13(4)             1,181,110         1,178,045
Morgan Stanley Resecuritization Trust, Automobile
Receivable Nts., Series 2010-F, Cl. A, 0.506%,
6/17/11(3, 4)                                                1,315,000         1,311,512
Navistar Financial Dealer Note Master Owner Trust,
Asset-Backed Nts., Series 2010-1, Cl. A, 1.903%,
1/26/15(3, 4)                                                2,850,000         2,857,384
Nissan Auto Lease Trust 2010-B, Automobile
Asset-Backed Nts., Series 2010-B, Cl. A3, 1%, 12/15/13       1,540,000         1,538,249
Nissan Master Owner Trust, Automobile Receivable Nts.,
Series 2010-AA, Cl. A, 1.403%, 1/15/13(3, 4)                 1,720,000         1,741,031
Santander Drive Auto Receivables Trust 2010-2,
Automobile Receivable Nts., Series 2010-2, Cl. A2,
0.95%, 8/15/13                                               1,635,000         1,635,133
Santander Drive Auto Receivables Trust 2010-3,
Automobile Receivable Nts., Series 2010-3, Cl. C,
3.06%, 11/15/17                                              1,670,000         1,665,955
Toyota Auto Receivable Owner Trust 2010-B, Automobile
Receivable Nts., Series 2010-B, Cl. A2, 0.74%, 7/16/12       1,300,000         1,301,184
Volkswagen Auto Lease Trust 2010-A, Automobile
Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13      1,530,000         1,526,502
World Financial Network Credit Card Master Note Trust,
Credit Card Receivables, Series 2009-A, Cl. A, 4.60%,
9/15/15                                                      1,680,000         1,728,356
                                                                         ---------------
Total Asset-Backed Securities (Cost $127,518,849)                            133,778,755
                                                                         ---------------
U.S. GOVERNMENT OBLIGATIONS--0.6%
Federal Home Loan Mortgage Corp. Nts.:
1.75%, 9/10/15                                               2,125,000         2,134,981


                      12 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
U.S. GOVERNMENT OBLIGATIONS CONTINUED
2.875%, 2/9/15                                           $     435,000   $       462,097
5%, 2/16/17                                                    910,000         1,058,373
5.25%, 4/18/16                                               1,600,000         1,880,482
Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15                                             2,370,000         2,368,827
4.875%, 12/15/16                                               760,000           881,467
5%, 3/15/16                                                  1,010,000         1,172,373
                                                                         ---------------
Total U.S. Government Obligations (Cost $9,679,034)                            9,958,600
                                                                         ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--16.2%
CONSUMER DISCRETIONARY--2.2%
AUTO COMPONENTS--0.1%
BorgWarner, Inc., 4.625% Sr. Unsec. Unsub. Nts.,
9/15/20                                                      1,484,000         1,523,891
AUTOMOBILES--0.1%
DaimlerChrysler North America Holding Corp./Daimler
Finance North America LLC, 6.50% Sr. Unsec. Unsub.
Nts., 11/15/13                                               1,518,000         1,735,086
DIVERSIFIED CONSUMER SERVICES--0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts.,
4/1/15                                                       1,630,000         1,687,050
HOTELS, RESTAURANTS & LEISURE--0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts.,
8/15/15(3)                                                   2,450,000         2,616,198
Marriott International, Inc., 6.20% Sr. Unsec. Unsub.
Nts., 6/15/16                                                1,810,000         2,031,524
                                                                         ---------------
                                                                               4,647,722
                                                                         ---------------
HOUSEHOLD DURABLES--0.3%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts.,
6/15/14                                                      1,255,000         1,362,452
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22               1,695,000         1,654,744
Whirlpool Corp., 8% Sr. Unsec. Nts., 5/1/12                  1,290,000         1,399,284
                                                                         ---------------
                                                                               4,416,480
                                                                         ---------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13                              1,475,000         1,595,736
6.125% Sr. Unsec. Nts., 6/15/11                              1,610,000         1,651,198
                                                                         ---------------
                                                                               3,246,934
                                                                         ---------------
MEDIA--0.9%
CBS Corp., 8.875% Sr. Unsec. Nts., 5/15/19                   1,580,000         2,031,137
Comcast Cable Communications Holdings, Inc., 9.455%
Sr. Unsec. Nts., 11/15/22                                      995,000         1,407,394
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
7.625% Sr. Unsec. Unsub. Nts., 5/15/16                       2,915,000         3,253,886
Grupo Televisa SA, 6.625% Sr. Unsec. Bonds, 1/15/40          1,313,000         1,456,605
Interpublic Group of Co., Inc. (The), 10% Sr. Unsec.
Nts., 7/15/17                                                1,390,000         1,626,300
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14             1,540,000         1,767,150
Time Warner Entertainment Co. LP, 8.375% Sr. Nts.,
7/15/33                                                        876,000         1,109,881
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30                 928,000         1,083,794
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts.,
1/15/18                                                      1,620,000         1,719,225
                                                                         ---------------
                                                                              15,455,372
                                                                         ---------------
SPECIALTY RETAIL--0.2%
Limited Brands, Inc., 7% Sr. Unsec. Unsub. Nts.,
5/1/20                                                       1,682,000         1,799,740


                      13 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
SPECIALTY RETAIL CONTINUED
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11      $   2,120,000   $     2,167,193
                                                                         ---------------
                                                                               3,966,933
                                                                         ---------------
CONSUMER STAPLES--1.3%
BEVERAGES--0.3%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec.
Unsub. Nts., 1/15/19(3)                                      2,405,000         3,091,178
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14        1,469,000         1,625,081
                                                                         ---------------
                                                                               4,716,259
                                                                         ---------------
FOOD & STAPLES RETAILING--0.1%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40(3)            1,045,000         1,030,911
FOOD PRODUCTS--0.7%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14                          463,000           493,194
8.50% Sr. Unsec. Nts., 6/15/19                                 900,000         1,076,651
Chiquita Brands International, Inc., 8.875% Sr. Unsec.
Unsub. Nts., 12/1/15                                        10,000,000        10,150,000
                                                                         ---------------
                                                                              11,719,845
                                                                         ---------------
TOBACCO--0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39           1,798,000         2,597,862
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40          985,000         1,039,928
                                                                         ---------------
                                                                               3,637,790
                                                                         ---------------
ENERGY--1.5%
ENERGY EQUIPMENT & SERVICES--0.2%
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17                 2,789,000         2,886,930
Weatherford International Ltd., 6.50% Sr. Unsec.
Bonds, 8/1/36                                                1,059,000         1,076,844
                                                                         ---------------
                                                                               3,963,774
                                                                         ---------------
OIL, GAS & CONSUMABLE FUELS--1.3%
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec.
Unsub. Nts., 12/15/17                                        1,530,000         1,675,350
Energy Transfer Partners LP, 7.50% Sr. Unsec. Unsub.
Bonds, 7/1/38                                                1,175,000         1,345,525
Enterprise Products Operating LLP, 7.50% Sr. Unsec.
Unsub. Nts., 2/1/11                                          1,595,000         1,611,488
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr.
Unsec. Nts., 6/1/13                                          2,960,000         3,228,232
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37          1,430,000         1,535,332
ONEOK Partners LP, 7.10% Sr. Unsec. Nts., 3/15/11              700,000           711,450
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19      1,057,000         1,157,415
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50%
Sr. Sec. Nts., 9/30/14(3)                                      945,000         1,036,386
Rockies Express Pipeline LLC:
3.90% Sr. Unsec. Unsub. Nts., 4/15/15(3)                     1,845,000         1,860,059
5.625% Sr. Unsec. Unsub. Nts., 4/15/20(3)                    1,135,000         1,125,961
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18              1,598,000         1,809,735
Valero Logistics Operations LP, 6.05% Nts., 3/15/13            130,000           139,068
Williams Partners LP, 4.125% Sr. Unsec. Nts., 11/15/20       1,135,000         1,118,583


                      14 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
OIL, GAS & CONSUMABLE FUELS CONTINUED
Woodside Finance Ltd., 4.50% Nts., 11/10/14(3)           $   2,385,000   $     2,550,605
                                                                         ---------------
                                                                              20,905,189
                                                                         ---------------
FINANCIALS--6.3%
CAPITAL MARKETS--1.1%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec.
Nts., 8/15/19(3)                                             2,410,000         2,511,488
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds,
2/15/34                                                      1,785,000         1,666,078
Goldman Sachs Group, Inc. (The), 5.375% Sr. Unsec.
Unsub. Nts., 3/15/20                                         1,752,000         1,798,731
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17(3)     2,678,000         2,669,361
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20(3)                       709,000           725,820
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17              4,020,000         4,247,440
6.25% Sr. Unsec. Nts., 8/28/17                               1,000,000         1,086,552
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub.
Nts., 12/1/12                                                1,620,000         1,661,877
UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts., 8/12/13          1,664,000         1,688,526
                                                                         ---------------
                                                                              18,055,873
                                                                         ---------------
COMMERCIAL BANKS--1.1%
ANZ National International Ltd., 2.375% Sr. Unsec.
Nts., 12/21/12(3)                                            1,635,000         1,665,364
Barclays Bank plc, 6.278% Perpetual Bonds(10)                3,630,000         3,139,950
BNP Paribas SA, 5.186% Sub. Perpetual Nts.(3,10)             1,755,000         1,627,763
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35(4)      4,290,000         3,993,990
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20(3)      1,675,000         1,545,404
Royal Bank of Scotland (The) plc, 5.625% Sr. Unsec.
Unsub. Nts., 8/24/20                                         1,635,000         1,603,695
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11              1,578,000         1,613,816
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds,
Series K(10)                                                 3,432,000         3,620,760
                                                                         ---------------
                                                                              18,810,742
                                                                         ---------------
CONSUMER FINANCE--0.4%
American Express Bank FSB, 5.55% Sr. Unsec. Nts.,
10/17/12                                                     1,435,000         1,537,684
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37(4)        2,660,000         2,653,350
Discover Bank, 7% Sub. Nts., 4/15/20                         1,620,000         1,760,807
                                                                         ---------------
                                                                               5,951,841
                                                                         ---------------
DIVERSIFIED FINANCIAL SERVICES--1.2%
Bank of America Corp., 8% Unsec. Perpetual Bonds,
Series K(10)                                                 1,643,000         1,643,728
Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20                               3,220,000         3,295,606
6.01% Sr. Unsec. Nts., 1/15/15                               1,650,000         1,801,406
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds(10)     1,835,000         1,550,575
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1(10)    9,315,000         9,943,651
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38     2,433,000         2,577,019
                                                                         ---------------
                                                                              20,811,985
                                                                         ---------------


                      15 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
INSURANCE--2.1%
American International Group, Inc.:
5.85% Sr. Unsec. Nts., Series G, 1/16/18                 $   3,127,000   $     3,158,270
6.40% Sr. Unsec. Unsub. Nts., 12/15/20(9)                    1,633,000         1,628,771
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec.
Bonds, 5/1/40                                                1,247,000         1,311,840
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub.
Nts., 12/15/16                                               2,800,000         3,117,671
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts.,
8/15/12(3)                                                   1,538,000         1,632,633
Hartford Financial Services Group, Inc. (The), 5.25%
Sr. Unsec. Nts., 10/15/11                                    1,685,000         1,739,562
Irish Life & Permanent Group Holdings plc, 3.60% Sr.
Unsec. Unsub. Nts., 1/14/13(3)                               2,230,000         2,019,205
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds,
4/20/67                                                      3,235,000         3,016,638
MetLife, Inc., 10.75% Jr. Sub. Nts., 8/1/39                  5,000,000         6,754,885
PartnerRe Finance B LLC, 5.50% Sr. Unsec. Nts., 6/1/20       1,545,000         1,603,415
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub.
Nts., 9/17/12                                                1,608,000         1,672,873
RenRe North America Holdings, Inc., 5.75% Sr. Unsec.
Nts., 3/15/20                                                1,670,000         1,744,940
Swiss Re Capital I LP, 6.854% Perpetual Bonds(3,10)          3,171,000         3,137,026
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32(3)       1,895,000         1,819,357
                                                                         ---------------
                                                                              34,357,086
                                                                         ---------------
REAL ESTATE INVESTMENT TRUSTS--0.4%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub.
Nts., 9/15/11                                                  715,000           745,282
Brandywine Operating Partnership LP, 5.75% Sr. Unsec.
Unsub. Nts., 4/1/12                                            859,000           886,571
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts.,
3/15/11                                                      1,670,000         1,695,249
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts.,
1/15/12                                                        652,000           671,114
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts.,
3/1/12                                                       1,600,000         1,649,667
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec.
Unsub. Nts., 10/1/12(3)                                        751,000           800,275
                                                                         ---------------
                                                                               6,448,158
                                                                         ---------------
HEALTH CARE--0.6%
BIOTECHNOLOGY--0.2%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40               1,675,000         1,676,022
Genzyme Corp., 5% Sr. Unsec. Nts., 6/15/20                   1,600,000         1,747,646
                                                                         ---------------
                                                                               3,423,668
                                                                         ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.1%
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40         1,335,000         1,328,165
HEALTH CARE PROVIDERS & SERVICES--0.2%
Laboratory Corp. of America Holdings, 4.625% Nts.,
11/15/20                                                     1,233,000         1,252,659
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts.,
1/30/40                                                      1,786,000         1,749,982
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11          1,360,000         1,366,763
                                                                         ---------------
                                                                               4,369,404
                                                                         ---------------
PHARMACEUTICALS--0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18(3)                        1,730,000         1,691,075


                      16 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
INDUSTRIALS--1.0%
AEROSPACE & DEFENSE--0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16   $   1,630,000   $     1,662,600
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18            1,458,000         1,589,220
                                                                         ---------------
                                                                               3,251,820
                                                                         ---------------
COMMERCIAL SERVICES & SUPPLIES--0.3%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec.
Debs., 9/15/35                                                 560,000           672,844
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17         1,661,000         1,818,795
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts.,
1/15/12                                                      1,615,000         1,658,867
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts.,
8/15/11                                                      1,240,000         1,287,032
                                                                         ---------------
                                                                               5,437,538
                                                                         ---------------
INDUSTRIAL CONGLOMERATES--0.2%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12                     1,490,000         1,553,748
5.25% Sr. Unsec. Nts., 10/19/12                                100,000           107,348
Tyco International Ltd./Tyco International Finance SA,
6.875% Sr. Unsec. Unsub. Nts., 1/15/21                       1,370,000         1,690,487
                                                                         ---------------
                                                                               3,351,583
                                                                         ---------------
MACHINERY--0.1%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14                  1,510,000         1,647,788
PROFESSIONAL SERVICES--0.1%
FTI Consulting, Inc., 6.75% Sr. Nts., 10/1/20(3)             1,682,000         1,707,230
ROAD & RAIL--0.1%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41                    1,710,000         1,711,163
INFORMATION TECHNOLOGY--0.8%
COMMUNICATIONS EQUIPMENT--0.3%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40(9)             3,025,000         3,027,908
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11                  1,555,000         1,648,501
                                                                         ---------------
                                                                               4,676,409
                                                                         ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Agilent Technologies, Inc., 5% Sr. Unsec. Unsub. Nts.,
7/15/20                                                      2,894,000         3,046,233
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub.
Nts., 11/1/15                                                3,045,000         3,002,888
                                                                         ---------------
                                                                               6,049,121
                                                                         ---------------
SOFTWARE--0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20        2,142,000         2,044,882
MATERIALS--1.0%
CHEMICALS--0.4%
Airgas, Inc., 3.25% Sr. Nts., 10/1/15                        1,427,000         1,430,443
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17                1,495,000         1,722,988
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts.,
5/1/18                                                       1,641,000         1,805,100
Potash Corp., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40           989,000           998,471
                                                                         ---------------
                                                                               5,957,002
                                                                         ---------------
CONTAINERS & PACKAGING--0.3%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16                   1,790,000         1,946,625
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17                   1,975,000         2,169,263
Sonoco Products Co., 5.75% Sr. Unsec. Unsub. Nts.,
11/1/40                                                        834,000           833,359
                                                                         ---------------
                                                                               4,949,247
                                                                         ---------------


                      17 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
METALS & MINING--0.3%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts.,
4/1/17                                                   $   2,365,000   $     2,644,990
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15          97,000           107,039
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15                        1,190,000         1,295,417
6% Sr. Unsec. Unsub. Nts., 10/15/15                          1,071,000         1,197,376
                                                                         ---------------
                                                                               5,244,822
                                                                         ---------------
TELECOMMUNICATION SERVICES--0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38                  1,513,000         1,613,695
British Telecommunications plc, 9.875% Bonds, 12/15/30       1,010,000         1,347,174
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13                 1,590,000         1,734,582
Frontier Communications Corp., 8.25% Sr. Unsec. Nts.,
4/15/17                                                      1,630,000         1,801,150
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15          1,517,000         1,755,928
Telus Corp., 8% Nts., 6/1/11                                   830,000           857,373
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts.,
2/15/38                                                        993,000         1,106,310
Windstream Corp., 8.625% Sr. Unsec. Unsub. Nts.,
8/1/16                                                       1,550,000         1,615,875
                                                                         ---------------
                                                                              11,832,087
                                                                         ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.1%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17           1,156,000         1,346,740
UTILITIES--0.7%
ELECTRIC UTILITIES--0.4%
Allegheny Energy Supply Co. LLC, 8.25% Bonds,
4/15/12(3)                                                   1,455,000         1,571,042
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts.,
8/15/39                                                        993,000           992,989
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub.
Nts., 8/15/13                                                1,100,000         1,116,305
Northeast Utilities, 7.25% Sr. Unsec. Nts., 4/1/12           1,620,000         1,743,389
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19(3)       1,710,000         2,223,949
                                                                         ---------------
                                                                               7,647,674
                                                                         ---------------
GAS UTILITIES--0.1%
AmeriGas Partners LP, 7.25% Sr. Unsec. Nts., 5/20/15         1,585,000         1,624,625
MULTI-UTILITIES--0.2%
NiSource Finance Corp., 10.75% Sr. Unsec. Nts.,
3/15/16                                                      2,048,000         2,709,010
                                                                         ---------------
Total Non-Convertible Corporate Bonds and Notes
(Cost $255,498,610)                                                          269,089,974
                                                                         ---------------
CONVERTIBLE CORPORATE BONDS AND NOTES--11.0%
CONSUMER DISCRETIONARY--0.6%
MEDIA--0.6%
Liberty Media Corp., 3.25% Exchangeable Sr. Unsec.
Debs., 3/15/31                                              13,500,000         9,095,625
CONSUMER STAPLES--1.8%
FOOD & STAPLES RETAILING--0.9%
Pantry, Inc. (The), 3% Cv. Sr. Sub. Nts., 11/15/12          15,000,000        14,662,500
FOOD PRODUCTS--0.9%
Chiquita Brands International, Inc., 4.25% Cv. Sr.
Unsec. Unsub. Nts., 8/15/16                                 17,600,000        15,884,000


                      18 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
CONVERTIBLE CORPORATE BONDS AND NOTES CONTINUED
ENERGY--0.8%
ENERGY EQUIPMENT & SERVICES--0.7%
Transocean, Inc., 1.625% Cv. Sr. Unsec. Unsub. Nts.,
Series A, 12/15/37                                       $  11,000,000   $    10,917,500
OIL, GAS & CONSUMABLE FUELS--0.1%
Carrizo Oil & Gas, Inc., 4.375% Cv. Sr. Unsec. Nts.,
6/1/28                                                       2,412,000         2,333,610
FINANCIALS--0.6%
COMMERCIAL BANKS--0.6%
PNC Financial Services Group, Inc., 4% Cv. Sr. Unsec.
Nts., 2/1/11                                                 9,500,000         9,571,250
HEALTH CARE--3.0%
BIOTECHNOLOGY--1.3%
Amylin Pharmaceuticals, Inc.:
2.50% Cv. Sr. Unsec. Nts., 4/15/11                          10,103,000        10,090,371
3% Cv. Sr. Unsec. Nts., 6/15/14                             13,000,000        11,261,250
                                                                         ---------------
                                                                              21,351,621
                                                                         ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Hologic, Inc., 2% Cv. Sr. Unsec. Unsub. Nts.,
12/15/37(4)                                                 12,000,000        11,190,000
HEALTH CARE PROVIDERS & SERVICES--0.5%
LifePoint Hospitals, Inc.:
3.25% Cv. Sr. Unsec. Sub. Nts., 8/15/25                      4,000,000         4,015,000
3.50% Cv. Sr. Unsec. Sub. Nts., 5/15/14                      5,000,000         5,056,250
                                                                         ---------------
                                                                               9,071,250
                                                                         ---------------
PHARMACEUTICALS--0.5%
Biovail Corp., 5.375% Cv. Sr. Unsec. Nts., 8/1/14(3)         4,200,000         8,116,500
INDUSTRIALS--0.9%
ELECTRICAL EQUIPMENT--0.3%
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts.,
11/15/29(4)                                                  4,925,000         5,645,281
MACHINERY--0.6%
Navistar International Corp., 3% Cv. Sr. Sub. Nts.,
10/15/14                                                     7,550,000         9,352,563
INFORMATION TECHNOLOGY--2.3%
COMMUNICATIONS EQUIPMENT--1.6%
Alcatel-Lucent USA, Inc., 2.875% Cv. Sr. Unsec. Unsub.
Debs., Series B, 6/15/25                                    22,210,000        21,182,788
Ciena Corp., 3.75% Cv. Sr. Unsec. Nts., 10/15/18(3)          5,083,000         5,178,306
                                                                         ---------------
                                                                              26,361,094
                                                                         ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.7%
Advanced Micro Devices, Inc.:
5.75% Cv. Sr. Unsec. Nts., 8/15/12                           5,203,000         5,307,060
6% Cv. Sr. Unsec. Nts., 5/1/15                               7,007,000         7,050,794
                                                                         ---------------
                                                                              12,357,854
                                                                         ---------------
TELECOMMUNICATION SERVICES--1.0%
WIRELESS TELECOMMUNICATION SERVICES--1.0%
NII Holdings, Inc., 3.125% Cv. Sr. Unsec. Nts.,
6/15/12                                                     17,750,000        17,328,424
                                                                         ---------------
Total Convertible Corporate Bonds and Notes
(Cost $163,906,114)                                                          183,239,072
                                                                         ---------------


                      19 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                           Principal
                                                             Amount           Value
                                                         -------------   ---------------
EVENT-LINKED BONDS--0.7%
Calypso Capital Ltd. Catastrophe Linked Nts., Series
2010-1, Cl. A, 4.394%, 1/10/14(3, 4)                     $   2,041,000   $     2,649,440
Fhu-Jin Ltd. Catastrophe Linked Nts., Cl. B, 4.186%,
8/10/11(3, 4)                                                2,000,000         2,029,800
Foundation Re III Ltd. Catastrophe Linked Nts., Series
1-A, 5.75%, 2/3/14(3, 4)                                     2,100,000         2,102,520
Longpoint Re Ltd. Catastrophe Linked Nts., 5.40%,
12/24/12(3, 4)                                               1,606,000         1,635,872
Midori Ltd. Catastrophe Linked Nts., 3.039%,
10/24/12(3, 4)                                               3,000,000         2,997,000
                                                                         ---------------
Total Event-Linked Bonds (Cost $11,452,867)                                   11,414,632
                                                                         ---------------

                                               Expiration   Strike
                                                  Date       Price   Contracts
                                               ----------   ------   ---------
OPTIONS PURCHASED--0.0%
Euro (EUR) Call(1)                               4/25/11     $1.10   2,000,000   277,948
Euro (EUR) Call(1)                               6/15/11      1.00   4,000,000   311,145
                                                                                 -------
Total Options Purchased (Cost $1,365,000)                                        589,093
                                                                                 -------

                                                        Exercise     Notional
                                                          Date        Amount
                                                        --------   -----------
SWAPTIONS PURCHASED--0.1%
Goldman Sachs Group, Inc. (The), Swap Counterparty,
Interest Rate Swap call option; Swap Terms-Receive
Three-Month USD BBA LIBOR and pay 5.28%; terminating
10/19/25(1)                                             10/15/15   $20,000,000     553,908
Goldman Sachs Group, Inc. (The), Swap Counterparty,
Interest Rate Swap call option; Swap Terms-Receive
Three-Month USD BBA LIBOR and pay 5.445%; terminating
11/9/25(1)                                               11/5/15    20,000,000     446,287
                                                                                 ---------
Total Swaptions Purchased (Cost $1,040,000)                                      1,000,195
                                                                                 ---------

                                                           SHARES
                                                        -----------
INVESTMENT COMPANY--17.9%
Oppenheimer Institutional Money Market Fund, Cl. E,
0.21% (11,12) (Cost $297,358,247)                       297,358,247          297,358,247
TOTAL INVESTMENTS, AT VALUE (COST $1,780,598,362)             114.8%       1,910,832,832
LIABILITIES IN EXCESS OF OTHER ASSETS                         (14.8)        (246,464,037)
                                                        -----------       --------------
NET ASSETS                                                    100.0%      $1,664,368,795
                                                        ===========       ==============

FOOTNOTES TO STATEMENT OF INVESTMENTS

(1.) Non-income producing security.


                      20 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

(2.) Restricted security. The aggregate value of restricted securities as of November 30, 2010 was $51,674,038, which represents 3.10% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                           UNREALIZED
                                                               ACQUISITION                                APPRECIATION
SECURITY                                                           DATE          COST         VALUE      (DEPRECIATION)
--------                                                       -----------   -----------   -----------   --------------
Airspeed Ltd., Airplane Receivables, Series 2007-1A, Cl. G1,     7/28/10-
0.523%, 6/15/32                                                  10/21/10    $30,136,597   $31,080,358     $  943,761
Blade Engine Securitization Ltd., Asset-Backed Certificates,
Series 2006-1A, Cl. B, 3.253%, 9/15/41                           11/10/09      8,170,105     9,659,823      1,489,718
Bond Street Holdings LLC, Cl. A                                  11/4/09       7,500,000     7,687,500        187,500
Deutsche Mortgage & Asset Receiving, Commercial Mtg.
Pass-Through Certificates, Interest-Only Stripped
Mtg.- Backed Security, Series 2010-C1, Cl. XPA,
4.852%, 9/1/20                                                   10/27/10      1,504,945     1,518,750         13,805
Ford Credit Auto Lease Trust, Automobile Receivable
Nts., Series 2010-B, Cl. A2, 0.75%, 10/15/12                     10/21/10      1,729,966     1,727,607         (2,359)
                                                                             -----------   -----------     ----------
                                                                             $49,041,613   $51,674,038     $2,632,425
                                                                             ===========   ===========     ==========

(3.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $96,764,486 or 5.81% of the Fund's net assets as of November 30, 2010.

(4.) Represents the current interest rate for a variable or increasing rate security.

(5.) All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,084,937. See accompanying Notes.

(6.) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $19,869,095 or 1.19% of the Fund's net assets as of November 30, 2010.

(7.) The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

(8.) Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $424,511 or 0.03% of the Fund's net assets as of November 30, 2010.

(9.) When-issued security or delayed delivery to be delivered and settled after November 30, 2010. See accompanying Notes.

(10.) This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

(11.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                          SHARES          GROSS         GROSS            SHARES
                                                     AUGUST 31, 2010    ADDITIONS     REDUCTIONS   NOVEMBER 30, 2010
                                                     ---------------   -----------   -----------   -----------------
Oppenheimer Institutional Money Market Fund, Cl. E     323,019,783     183,165,661   208,827,197      297,358,247

                                                         VALUE       INCOME
                                                     ------------   --------
Oppenheimer Institutional Money Market Fund, Cl. E   $297,358,247   $190,970

(12.) Rate shown is the 7-day yield as of November 30, 2010.


                      21 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of November 30, 2010 based on valuation input level:

                                                                                  LEVEL 3--
                                              LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                              UNADJUSTED    OTHER SIGNIFICANT   UNOBSERVABLE
                                            QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                            -------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary                   $ 48,662,312      $           --     $       --    $   48,662,312
   Consumer Staples                           60,098,908                  --             --        60,098,908
   Energy                                     46,675,542                  --             --        46,675,542
   Financials                                 68,776,230           7,687,500             --        76,463,730
   Health Care                                70,621,230                  --             --        70,621,230
   Industrials                                43,172,054                  --             --        43,172,054
   Information Technology                     72,342,162                  --             --        72,342,162
   Materials                                  30,691,502                  --             --        30,691,502
   Telecommunication Services                 14,639,275                  --             --        14,639,275
   Utilities                                  24,984,725                  --             --        24,984,725
Preferred Stocks                               6,909,000          11,382,796             --        18,291,796
Rights, Warrants and Certificates                182,486                  --             --           182,486
Mortgage-Backed Obligations                           --         496,224,829      1,353,713       497,578,542
Asset-Backed Securities                               --         133,778,755             --       133,778,755
U.S. Government Obligations                           --           9,958,600             --         9,958,600
Non-Convertible Corporate Bonds and Notes             --         269,089,974             --       269,089,974
Convertible Corporate Bonds and Notes                 --         183,239,072             --       183,239,072
Event-Linked Bonds                                    --          11,414,632             --        11,414,632
Options Purchased                                     --             589,093             --           589,093
Swaptions Purchased                                   --           1,000,195             --         1,000,195
Investment Company                           297,358,247                  --             --       297,358,247
                                            ------------      --------------     ----------    --------------
Total Investments, at Value                  785,113,673       1,124,365,446      1,353,713     1,910,832,832
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                   --             131,380             --           131,380
Futures margins                                  260,552                  --             --           260,552
Depreciated swaps, at value                           --             439,900             --           439,900
                                            ------------      --------------     ----------    --------------
Total Assets                                $785,374,225      $1,124,936,726     $1,353,713    $1,911,664,664
                                            ------------      --------------     ----------    --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Futures margins                             $   (114,699)     $           --     $       --    $     (114,699)
Depreciated swaps, at value                           --            (731,601)            --          (731,601)
                                            ------------      --------------     ----------    --------------
Total Liabilities                           $   (114,699)     $     (731,601)    $       --    $     (846,300)
                                            ------------      --------------     ----------    --------------


                      22 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF NOVEMBER 30, 2010 ARE AS FOLLOWS:

COUNTERPARTY/CONTRACT              CONTRACT AMOUNT   EXPIRATION                 UNREALIZED
DESCRIPTION             BUY/SELL       (000'S)          DATE         VALUE     APPRECIATION
---------------------   --------   ---------------   ----------   ----------   ------------
ABN AMRO
Euro (EUR)                Sell        2,041 EUR        2/17/11    $2,648,462     $131,380

FUTURES CONTRACTS AS OF NOVEMBER 30, 2010 ARE AS FOLLOWS:

                                                                                 UNREALIZED
                                        NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION         BUY/SELL   CONTRACTS      DATE         VALUE      (DEPRECIATION)
--------------------         --------   ---------   ----------   -----------   --------------
U.S. Long Bonds                 Buy        348        3/22/11    $44,293,875      $237,707
U.S. Treasury Nts., 2 yr.      Sell        342        3/31/11     75,026,250       (92,171)
U.S. Treasury Nts., 5 yr.      Sell        165        3/31/11     19,775,508       (15,827)
U.S. Treasury Nts., 10 yr.      Buy        372        3/22/11     46,168,688        59,944
US Ultra Bonds                  Buy          7        3/22/11        924,875        20,281
                                                                                  --------
                                                                                  $209,934
                                                                                  ========

CREDIT DEFAULT SWAP CONTRACTS AS OF NOVMEBER 30, 2010 ARE AS FOLLOWS:

                                                         PAY/                      UPFRONT
                                  BUY/SELL   NOTIONAL  RECEIVE                     PAYMENT
REFERENCE ENTITY/                  CREDIT     AMOUNT    FIXED                     RECEIVED/                UNREALIZED
SWAP COUNTERPARTY                PROTECTION   (000'S)    RATE   TERMINATION DATE     (PAID)     VALUE     DEPRECIATION
-----------------                ----------  --------  -------  ----------------  ---------   ---------   ------------
REPUBLIC OF GERMANY
Goldman Sachs International           Buy     $50,000     0.25% 9/20/15           $(596,126)  $ 439,900     $156,226
                                              -------                             ---------   ---------     --------
                                    Total      50,000                              (596,126)    439,900      156,226
                                              -------                             ---------   ---------     --------
STARWOOD HOTELS & RESORTS (ITT)
Goldman Sachs International           Buy       5,000     5.00  9/20/14             290,566    (731,601)     441,035
                                              -------                             ---------   ---------     --------
                                    Total       5,000                               290,566    (731,601)     441,035
                                              -------                             ---------   ---------     --------
Grand Total Buys                                                                   (305,560)   (291,701)     597,261
Grand Total Sells                                                                        --          --           --
                                                                                  ---------   ---------     --------
Total Credit Default Swaps                                                        $(305,560)  $(291,701)    $597,261
                                                                                  =========   =========     ========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level


                      23 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Event-linked bonds are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Prices are determined based upon information obtained from market participants including reported trade data and broker-dealer price quotations.

Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.


                      24 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

EVENT-LINKED BONDS. The Fund may invest in "event-linked" bonds. Event-linked bonds, which are sometimes referred to as "catastrophe" bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of November 30, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                       WHEN-ISSUED OR DELAYED DELIVERY
                              BASIS TRANSACTIONS
                       -------------------------------
Purchased securities             $299,913,944
Sold securities                    44,644,090

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses,


                      25 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.


                      26 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $2,160,568, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $1,297,587 as of November 30, 2010. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of November 30, 2010 the Fund has required certain counterparties to post collateral of $541,699.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the


                      27 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

During the period ended November 30, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $39,963 and $896,071, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.


                      28 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

During the period ended November 30, 2010, the Fund had an average market value of $130,865,746 and $73,947,602 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and, or, equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended November 30, 2010, the Fund had an average market value of $530,764 and $69,000 on purchased call options and purchased put options, respectively.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to


                      29 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.

     For the period ended November 30, 2010, the Fund had average notional amounts of $56,610,000 and $1,610,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

SWAPTION TRANSACTIONS. The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and


                      30 | Oppenheimer Capital Income Fund

Oppenheimer Capital Income Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the period ended November 30, 2010, the Fund had an average market value of $375,540 on purchased call swaptions.

RESTRICTED SECURITIES

As of November 30, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $1,784,642,606
Federal tax cost of other investments       (3,318,694)
                                        --------------
Total federal tax cost                  $1,781,323,912
                                        ==============
Gross unrealized appreciation           $  141,299,317
Gross unrealized depreciation             (15,496,418)
                                        --------------
Net unrealized appreciation             $  125,802,899
                                        ==============


                      31 | Oppenheimer Capital Income Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 01/11/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 01/11/2011


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 01/11/2011